Featured Community: Camden Las Olas • Fort Lauderdale, FL • 420 Apartment Homes • Completed Redevelopment 4Q20

CAMDEN
Living Excellence

1Q21 Earnings Release & Supplemental Financial Information

11 Greenway Plaza • Houston TX 77046 • (713) 354-2500 • camdenliving.com
Investor Relations Contact • Kim Callahan • (713) 354-2549

CAMDEN	TABLE OF CONTENTS

In addition to historical information, this document contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden (the “Company”) operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in this document represent management’s opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

CAMDEN PROPERTY TRUST ANNOUNCES FIRST QUARTER 2021 OPERATING RESULTS

Houston, Texas (April 29, 2021) - Camden Property Trust (NYSE:CPT) (the "Company") announced today operating results for the three months ended March 31, 2021. Net Income Attributable to Common Shareholders (“EPS”), Funds from Operations (“FFO”), and Adjusted Funds from Operations (“AFFO”) for the three months ended March 31, 2021 are detailed below. A reconciliation of EPS to FFO is included in the financial tables accompanying this press release.

	Three Months Ended
	March 31
Per Diluted Share	2021	2020
EPS	$0.31	$0.43
FFO	$1.24	$1.35
AFFO	$1.12	$1.20

	Quarterly Growth	Sequential Growth
Same Property Results	1Q21 vs. 1Q20	1Q21 vs. 4Q20
Revenues	(0.4)%	0.1%
Expenses	5.4%	0.3%
Net Operating Income ("NOI")	(3.5)%	0.1%

Same Property Results	1Q21	1Q20	4Q20
Occupancy	96.0%	96.0%	95.5%

For 2021, the Company defines same property communities as communities owned and stabilized since January 1, 2020, excluding communities under redevelopment and properties held for sale. A reconciliation of net income to NOI and same property NOI is included in the financial tables accompanying this press release.

April Collections

Same Property Scheduled Rents*	April 2021	April 2020	1Q21	1Q20
Collected	98.0%	94.3%	98.4%	97.9%
Deferred/Payment Plan Arranged	—%	2.5%	—%	—%
Delinquent	2.0%	3.2%	1.6%	2.1%

*Rent is recognized as earned. The Company evaluates collectability on an ongoing basis and any accounts considered uncollectable are recorded against property revenues.

Operating Statistics - Same Property Portfolio

New Lease and Renewal Data - Date Signed (1) (2)	April 2021*	April 2020	1Q21(2)	1Q20(2)
New Lease Rates	4.5%	(2.5)%	(0.8)%	0.4%
Renewal Rates	4.7%	0.1%	3.4%	4.3%
Blended Rates	4.6%	(0.8)%	1.2%	2.5%

New Leases	1,692	1,366	1,734	1,529
Renewals	1,590	2,568	1,604	1,768
Total Leases	3,282	3,934	3,338	3,297

New Lease and Renewal Data - Date Effective (3) (4)	April 2021*	April 2020	1Q21(4)	1Q20(4)
New Lease Rates	1.7%	(1.4)%	(2.2)%	0.2%
Renewal Rates	3.1%	4.4%	2.9%	4.8%
Blended Rates	2.4%	2.1%	0.2%	2.4%

New Leases	1,456	1,124	1,539	1,463
Renewals	1,464	1,720	1,378	1,405
Total Leases	2,920	2,844	2,917	2,868

*Data as of April 26, 2021
(1) Average change in same property new lease and renewal rates vs. expiring lease rates when signed.
(2) Data represents average monthly leases signed during the period.
(3) Average change in same property new lease and renewal rates vs. expiring lease rates when effective.
(4) Data represents average monthly leases effective during the period.

Occupancy and Turnover Data	April 2021*	April 2020	1Q21	1Q20
Occupancy	96.6%	95.5%	96.0%	96.0%
Annualized Gross Turnover	47%	47%	45%	46%
Annualized Net Turnover	37%	37%	35%	37%

*Data as of April 26, 2021

Development Activity
During the quarter, construction commenced at Camden Durham in Durham, NC, and leasing began at two communities: Camden Lake Eola in Orlando, FL, and Camden Buckhead in Atlanta, GA. Subsequent to quarter-end, leasing began at Camden Hillcrest in San Diego, CA.

Development Communities - Construction Completed and Projects in Lease-Up ($ in millions)

		Total	Total	% Leased
Community Name	Location	Homes	Cost	as of 4/26/2021
Camden Downtown I	Houston, TX	271	$131.5	72%
Camden RiNo	Denver, CO	233	78.9	96%
Camden Cypress Creek II (JV)	Cypress, TX	234	31.9	87%
Total		738	$242.3

Development Communities - Construction Ongoing ($ in millions)

		Total	Total	% Leased
Community Name	Location	Homes	Estimated Cost	as of 4/26/2021
Camden North End II	Phoenix, AZ	343	$90.0	48%
Camden Lake Eola	Orlando, FL	360	125.0	11%
Camden Buckhead	Atlanta, GA	366	160.0	15%
Camden Hillcrest	San Diego, CA	132	95.0	3%
Camden Atlantic	Plantation, FL	269	100.0
Camden Tempe II	Tempe, AZ	397	115.0
Camden NoDa	Charlotte, NC	387	105.0
Camden Durham	Durham, NC	354	120.0
Total		2,608	$910.0

Liquidity Analysis
As of March 31, 2021, Camden had approximately $1.2 billion of liquidity comprised of approximately $333 million in cash and cash equivalents and no amounts outstanding on its $900 million unsecured credit facility. The Company has no scheduled debt maturities until 2022, and at quarter-end had $358 million left to fund under its existing wholly-owned development pipeline.
As of March 31, 2021, Camden had outstanding letters of credit totaling approximately $12 million, which reduced the availability under its unsecured credit facility to $888 million.

Earnings Guidance
Camden updated its earnings guidance for 2021 based on its current and expected views of the apartment market and general economic conditions, and provided guidance for second quarter 2021 as detailed below.

	2Q21	2021	2021 Midpoint
Per Diluted Share	Range	Range	Current	Prior	Change
EPS	$0.25 - $0.31	$0.84 - $1.14	$0.99	$0.91	$0.08
FFO	$1.22 - $1.28	$4.94 - $5.24	$5.09	$5.00	$0.09

		2021	2021 Midpoint
Same Property Growth		Range	Current	Prior	Change
Revenues		0.85% - 2.35%	1.60%	0.75%	0.85%
Expenses		3.50% - 4.30%	3.90%	3.50%	0.40%
NOI		(1.10)% - 1.60%	0.25%	(0.85)%	1.10%

Camden intends to update its earnings guidance to the market on a quarterly basis. Additional information on the Company’s 2021 financial outlook and a reconciliation of expected EPS to expected FFO are included in the financial tables accompanying this press release.

Conference Call
Friday, April 30, 2021 at 10:00 AM CT
Domestic Dial-In Number: (888) 317-6003; International Dial-In Number: (412) 317-6061
Passcode: 4025578
Webcast: https://services.choruscall.com/links/cpt210430.html

The Company strongly encourages interested parties to join the call via webcast in order to view any associated videos, slide presentations, etc. The dial-in phone line will be reserved for accredited analysts and investors who plan to pose questions to Management during the Q&A session of the call.

Supplemental financial information is available in the Investors section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (713) 354-2787.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 400 Company, is a real estate company primarily engaged in the ownership, management, development, redevelopment, acquisition, and construction of multifamily apartment communities. Camden owns interests in and operates 167 properties containing 56,851 apartment homes across the United States. Upon completion of 8 properties currently under development, the Company’s portfolio will increase to 59,459 apartment homes in 175 properties. Camden has been recognized as one of the 100 Best Companies to Work For® by FORTUNE magazine for 14 consecutive years, most recently ranking #8. The Company also received a Glassdoor Employees' Choice Award in 2020, ranking #25 for large U.S. companies.

For additional information, please contact Camden’s Investor Relations Department at (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	FINANCIAL HIGHLIGHTS
(In thousands, except per share, property data amounts and ratios)

(Unaudited)

	Three Months Ended March 31,
	2021	2020
Property revenues	$267,568	$265,879

Adjusted EBITDA	147,696	153,996

Net income attributable to common shareholders	31,347	43,284
Per share - basic	0.31	0.43
Per share - diluted	0.31	0.43

Funds from operations	125,779	136,319
Per share - diluted	1.24	1.35

Adjusted funds from operations	113,099	121,494
Per share - diluted	1.12	1.20

Dividends per share	0.83	0.83
Dividend payout ratio (FFO)	66.9%	61.5%

Interest expensed	23,644	19,707
Interest capitalized	4,846	4,529
Total interest incurred	28,490	24,236

Net Debt to Annualized Adjusted EBITDA (a)	4.9x	4.2x
Interest expense coverage ratio	6.2x	7.8x
Total interest coverage ratio	5.2x	6.4x
Fixed charge expense coverage ratio	6.2x	7.8x
Total fixed charge coverage ratio	5.2x	6.4x
Unencumbered real estate assets (at cost) to unsecured debt ratio	3.0x	3.5x

Same property NOI growth (b)	(3.5)%	5.7%
(# of apartment homes included)	45,490	43,710

Gross turnover of apartment homes (annualized)	46%	46%
Net turnover (excludes on-site transfers and transfers to other Camden communities)	35%	37%

	As of March 31,
	2021	2020
Total assets	$7,104,033	$6,715,570
Total debt	$3,167,557	$2,606,876
Common and common equivalent shares, outstanding end of period (c)	101,375	101,135
Share price, end of period	$109.91	$79.24
Book equity value, end of period (d)	$3,474,076	$3,671,324
Market equity value, end of period (e)	$11,142,126	$8,013,937

(a) Net Debt is defined by the Company as the average monthly balance of Total Debt during the period, less the average monthly balance of Cash and Cash Equivalents during the period. Annualized Adjusted EBITDA is Adjusted EBITDA as reported for the period multiplied by 4 for quarter results.
(b) "Same Property" Communities are communities which were owned by the Company and stabilized since January 1, 2020, excluding communities under redevelopment and properties held for sale.
(c) Includes at March 31, 2021: 99,698 common shares (including 20 common share equivalents related to share awards), plus 1,677 common share equivalents upon the assumed conversion of non-controlling units.
(d) Includes: common shares, common units, common share equivalents, and non-qualified deferred compensation share awards.
(e) Includes: common shares, common units, and common share equivalents.
Note: Please refer to pages 25, 26 and 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	OPERATING RESULTS
(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended March 31,
	2021	2020
OPERATING DATA

Property revenues (a)	$267,568	$265,879

Property expenses
Property operating and maintenance	63,479	59,956
Real estate taxes	37,453	34,180
Total property expenses	100,932	94,136

Non-property income
Fee and asset management	2,206	2,527
Interest and other income	332	329
Income/(loss) on deferred compensation plans	3,626	(14,860)
Total non-property income	6,164	(12,004)

Other expenses
Property management	6,124	6,527
Fee and asset management	1,132	843
General and administrative	14,222	13,233
Interest	23,644	19,707
Depreciation and amortization	93,141	91,859
Expense/(benefit) on deferred compensation plans	3,626	(14,860)
Total other expenses	141,889	117,309

Gain on sale of land	—	382
Equity in income of joint ventures	1,914	2,122
Income from continuing operations before income taxes	32,825	44,934
Income tax expense	(352)	(467)
Net income	32,473	44,467
Less income allocated to non-controlling interests	(1,126)	(1,183)
Net income attributable to common shareholders	$31,347	$43,284

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$32,473	$44,467
Other comprehensive income
Reclassification of net loss on cash flow hedging activities, prior service cost and net loss on post retirement obligation	373	366
Comprehensive income	32,846	44,833
Less income allocated to non-controlling interests	(1,126)	(1,183)
Comprehensive income attributable to common shareholders	$31,720	$43,650

PER SHARE DATA

Total earnings per common share - basic	$0.31	$0.43
Total earnings per common share - diluted	0.31	0.43

Weighted average number of common shares outstanding:
Basic	99,547	99,298
Diluted	99,621	99,380

(a) We elected to combine lease and non-lease components and thus present rental revenue in a single line item in our consolidated statements of income and comprehensive income.  For the three months ended March 31, 2021, we recognized $267.6 million of property revenue which consisted of approximately $235.8 million of rental revenue and approximately $31.8 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts.  This compares to property revenue of $265.9 million recognized for the three months ended March 31, 2020, made up of approximately $236.6 million of rental revenue and approximately $29.3 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. Revenue related to utility rebilling to residents was $7.7 million and $6.9 million for the three months ended March 31, 2021 and 2020, respectively.

Note: Please refer to pages 25, 26 and 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)

	Three Months Ended March 31,
	2021	2020
FUNDS FROM OPERATIONS

Net income attributable to common shareholders	$31,347	$43,284
Real estate depreciation and amortization	90,707	89,511
Adjustments for unconsolidated joint ventures	2,599	2,242
Income allocated to non-controlling interests	1,126	1,282
Funds from operations	$125,779	$136,319

Less: recurring capitalized expenditures (a)	(12,680)	(14,825)

Adjusted funds from operations	$113,099	$121,494

PER SHARE DATA
Funds from operations - diluted	$1.24	$1.35
Adjusted funds from operations - diluted	1.12	1.20
Distributions declared per common share	0.83	0.83

Weighted average number of common shares outstanding:
FFO/AFFO - diluted	101,341	101,128

PROPERTY DATA
Total operating properties (end of period) (b)	167	164
Total operating apartment homes in operating properties (end of period) (b)	56,851	56,112
Total operating apartment homes (weighted average)	49,439	49,017

(a) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.

(b) Includes joint ventures and properties held for sale, if any.

Note: Please refer to pages 25, 26 and 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEETS
(In thousands)

(Unaudited)

	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020
ASSETS
Real estate assets, at cost
Land	$1,233,937	$1,225,214	$1,216,942	$1,206,656	$1,206,130
Buildings and improvements	7,863,707	7,763,748	7,677,676	7,597,165	7,547,150
	9,097,644	8,988,962	8,894,618	8,803,821	8,753,280
Accumulated depreciation	(3,124,504)	(3,034,186)	(2,944,769)	(2,857,124)	(2,770,848)
Net operating real estate assets	5,973,140	5,954,776	5,949,849	5,946,697	5,982,432
Properties under development, including land	541,958	564,215	522,664	514,336	467,288
Investments in joint ventures	18,800	18,994	20,992	21,735	22,318
Total real estate assets	6,533,898	6,537,985	6,493,505	6,482,768	6,472,038
Accounts receivable – affiliates	19,502	20,158	20,152	21,432	20,344
Other assets, net (a)	213,126	216,276	217,534	211,823	196,544
Cash and cash equivalents	333,402	420,441	589,614	601,584	22,277
Restricted cash	4,105	4,092	3,918	4,093	4,367
Total assets	$7,104,033	$7,198,952	$7,324,723	$7,321,700	$6,715,570

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$3,167,557	$3,166,625	$3,225,799	$3,224,871	$2,606,876
Accounts payable and accrued expenses	159,111	175,608	183,654	167,453	156,841
Accrued real estate taxes	33,155	66,156	87,159	62,499	32,365
Distributions payable	84,282	84,147	84,137	84,138	84,112
Other liabilities (b)	185,852	189,829	177,967	172,172	164,052
Total liabilities	3,629,957	3,682,365	3,758,716	3,711,133	3,044,246

Equity
Common shares of beneficial interest	1,070	1,069	1,068	1,068	1,069
Additional paid-in capital	4,588,056	4,581,710	4,577,813	4,574,387	4,569,995
Distributions in excess of net income attributable to common shareholders	(842,628)	(791,079)	(737,556)	(689,809)	(623,570)
Treasury shares	(335,511)	(341,412)	(341,831)	(341,637)	(342,778)
Accumulated other comprehensive income (loss) (c)	(5,010)	(5,383)	(5,431)	(5,797)	(6,163)
Total common equity	3,405,977	3,444,905	3,494,063	3,538,212	3,598,553
Non-controlling interests	68,099	71,682	71,944	72,355	72,771
Total equity	3,474,076	3,516,587	3,566,007	3,610,567	3,671,324
Total liabilities and equity	$7,104,033	$7,198,952	$7,324,723	$7,321,700	$6,715,570

(a) Includes net deferred charges of:	$2,031	$2,299	$2,686	$3,031	$3,399

(b) Includes deferred revenues of:	$256	$284	$314	$344	$375

(c) Represents the unrealized net loss and unamortized prior service costs on post retirement obligations, and unrealized net gain (loss) on cash flow hedging activities.

CAMDEN	PORTFOLIO STATISTICS

(Unaudited)

COMMUNITY PORTFOLIO AT MARCH 31, 2021 (in apartment homes)

	Fully Consolidated					Non-Consolidated

	"Same Property"	Non-"Same Property" (a)	Completed in Lease-up	Under Construction	Total	Operating	Completed in Lease-up	Total	Grand Total
D.C. Metro (b)	6,204	378	—	—	6,582	281	—	281	6,863
Houston, TX	6,227	552	271	—	7,050	2,522	234	2,756	9,806
Atlanta, GA	4,262	—	—	366	4,628	234	—	234	4,862
Phoenix, AZ	3,245	441	—	740	4,426	—	—	—	4,426
Los Angeles/Orange County, CA	2,116	547	—	—	2,663	—	—	—	2,663
SE Florida	1,956	825	—	269	3,050	—	—	—	3,050
Dallas, TX	4,416	—	—	—	4,416	1,250	—	1,250	5,666
Denver, CO	2,632	—	233	—	2,865	—	—	—	2,865
Orlando, FL	2,995	299	—	360	3,654	300	—	300	3,954
Charlotte, NC	2,810	28	—	387	3,225	266	—	266	3,491
Raleigh, NC	2,350	540	—	354	3,244	350	—	350	3,594
Tampa, FL	2,286	—	—	—	2,286	450	—	450	2,736
San Diego/Inland Empire, CA	1,665	—	—	132	1,797	—	—	—	1,797
Austin, TX	2,326	—	—	—	2,326	1,360	—	1,360	3,686
Total Portfolio	45,490	3,610	504	2,608	52,212	7,013	234	7,247	59,459

(a) Includes redevelopment properties that substantially completed in 4Q20.

(b) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia.

FIRST QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION				WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED (e)

	"Same Property" Communities	Operating Communities (c)	Incl. JVs at Pro Rata % (d)	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020
D.C. Metro	17.3%	16.6%	16.3%	96.0%	95.9%	96.3%	95.8%	96.6%
Houston, TX	9.9%	10.4%	11.2%	94.0%	92.7%	93.3%	93.4%	94.7%
Atlanta, GA	9.8%	8.9%	8.7%	96.5%	96.2%	96.0%	95.5%	95.6%
Phoenix, AZ	8.0%	8.3%	8.0%	97.1%	96.7%	95.2%	94.5%	96.6%
Los Angeles/Orange County, CA	6.0%	7.1%	6.9%	96.4%	96.4%	95.5%	94.2%	95.2%
SE Florida	5.4%	7.1%	6.9%	97.1%	95.7%	95.3%	95.0%	96.7%
Dallas, TX	7.0%	6.4%	6.7%	96.0%	95.3%	95.3%	95.2%	96.2%
Denver, CO	6.8%	6.3%	6.1%	96.1%	95.8%	96.0%	95.5%	95.5%
Orlando, FL	5.8%	5.6%	5.6%	94.9%	94.1%	94.7%	94.5%	96.2%
Charlotte, NC	5.7%	5.5%	5.5%	95.6%	95.3%	95.3%	94.9%	96.4%
Raleigh, NC	4.2%	4.9%	4.9%	96.3%	95.9%	96.4%	96.0%	95.8%
Tampa, FL	5.2%	4.7%	4.8%	97.3%	96.7%	95.7%	95.1%	95.9%
San Diego/Inland Empire, CA	4.9%	4.5%	4.3%	97.4%	97.0%	96.3%	95.4%	94.3%
Austin, TX	4.0%	3.7%	4.1%	96.3%	95.6%	95.7%	95.4%	96.5%
Total Portfolio	100.0%	100.0%	100.0%	95.9%	95.3%	95.3%	94.9%	95.9%

(c) Operating communities represent all fully-consolidated communities for the period, excluding communities under construction.

(d) Based on total NOI from operating communities plus Camden's pro-rata share of total NOI from unconsolidated joint venture communities.

(e) Occupancy figures include all stabilized operating communities owned during the period, including those held through unconsolidated joint venture investments.

CAMDEN	COMPONENTS OF PROPERTY
NET OPERATING INCOME
(In thousands, except property data amounts)

(Unaudited)

	Apartment	Three Months Ended March 31,
Property Revenues	Homes	2021	2020	Change
"Same Property" Communities (a)	45,490	$239,712	$240,605	($893)
Non-"Same Property" Communities (b)	3,610	22,959	22,983	(24)
Development and Lease-Up Communities (c)	3,112	3,312	75	3,237
Disposition/Other (d)	—	1,585	2,216	(631)
Total Property Revenues	52,212	$267,568	$265,879	$1,689

Property Expenses
"Same Property" Communities (a)	45,490	$89,229	$84,651	$4,578
Non-"Same Property" Communities (b)	3,610	8,804	8,556	248
Development and Lease-Up Communities (c)	3,112	1,872	150	1,722
Disposition/Other (d)	—	1,027	779	248
Total Property Expenses	52,212	$100,932	$94,136	$6,796

Property Net Operating Income
"Same Property" Communities (a)	45,490	$150,483	$155,954	($5,471)
Non-"Same Property" Communities (b)	3,610	14,155	14,427	(272)
Development and Lease-Up Communities (c)	3,112	1,440	(75)	1,515
Disposition/Other (d)	—	558	1,437	(879)
Total Property Net Operating Income	52,212	$166,636	$171,743	($5,107)

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2020, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Non-"Same Property" Communities are stabilized communities not owned or stabilized since January 1, 2020, including communities under redevelopment, and excluding properties held for sale.

(c) Development and Lease-Up Communities are non-stabilized communities we have developed since January 1, 2020, excluding properties held for sale.

(d) Disposition/Other includes those communities disposed of by the Company, which are not classified as "Discontinued Operations". "Other" includes results from non-multifamily rental communities, expenses related to land holdings not under active development, and other miscellaneous revenues and expenses.

CAMDEN	"SAME PROPERTY"
FIRST QUARTER COMPARISONS
March 31, 2021
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)	Included	1Q21	1Q20	Growth	1Q21	1Q20	Growth	1Q21	1Q20	Growth
D.C. Metro	6,204	$38,584	$38,725	(0.4)%	$12,519	$12,023	4.1%	$26,065	$26,702	(2.4)%
Houston, TX	6,227	28,606	30,106	(5.0)%	13,667	13,183	3.7%	14,939	16,923	(11.7)%
Atlanta, GA	4,262	22,518	22,034	2.2%	7,798	7,442	4.8%	14,720	14,592	0.9%
Phoenix, AZ	3,245	17,101	16,169	5.8%	5,015	4,844	3.5%	12,086	11,325	6.7%
Dallas, TX	4,416	20,067	20,187	(0.6)%	9,477	8,581	10.4%	10,590	11,606	(8.8)%
Denver, CO	2,632	14,842	14,645	1.3%	4,664	4,464	4.5%	10,178	10,181	0.0%
Los Angeles/Orange County, CA	2,116	14,098	15,107	(6.7)%	5,096	4,324	17.9%	9,002	10,783	(16.5)%
Orlando, FL	2,995	14,125	14,198	(0.5)%	5,431	5,198	4.5%	8,694	9,000	(3.4)%
Charlotte, NC	2,810	12,936	13,089	(1.2)%	4,328	4,192	3.2%	8,608	8,897	(3.2)%
SE Florida	1,956	12,512	12,484	0.2%	4,449	4,150	7.2%	8,063	8,334	(3.3)%
Tampa, FL	2,286	12,246	11,771	4.0%	4,486	4,372	2.6%	7,760	7,399	4.9%
San Diego/Inland Empire, CA	1,665	10,881	10,859	0.2%	3,495	3,623	(3.5)%	7,386	7,236	2.1%
Raleigh, NC	2,350	9,800	9,618	1.9%	3,422	3,228	6.0%	6,378	6,390	(0.2)%
Austin, TX	2,326	11,396	11,613	(1.9)%	5,382	5,027	7.1%	6,014	6,586	(8.7)%

Total Same Property	45,490	$239,712	$240,605	(0.4)%	$89,229	$84,651	5.4%	$150,483	$155,954	(3.5)%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (b)			Revenue per Occupied Home (c)
Quarterly Results (a)	Contribution	1Q21	1Q20	Growth	1Q21	1Q20	Growth	1Q21	1Q20	Growth
D.C. Metro	17.3%	96.2%	96.7%	(0.5)%	$1,879	$1,888	(0.5)%	$2,155	$2,153	0.1%
Houston, TX	9.9%	93.4%	95.5%	(2.1)%	1,377	1,469	(6.3)%	1,640	1,688	(2.9)%
Atlanta, GA	9.8%	96.6%	95.6%	1.0%	1,554	1,557	(0.2)%	1,824	1,802	1.2%
Phoenix, AZ	8.0%	97.3%	96.6%	0.7%	1,530	1,478	3.5%	1,806	1,719	5.1%
Dallas, TX	7.0%	95.8%	96.2%	(0.4)%	1,334	1,352	(1.3)%	1,580	1,584	(0.2)%
Denver, CO	6.8%	96.1%	95.5%	0.6%	1,690	1,689	0.1%	1,956	1,942	0.7%
Los Angeles/Orange County, CA	6.0%	96.3%	95.4%	0.9%	2,207	2,251	(2.0)%	2,306	2,494	(7.6)%
Orlando, FL	5.8%	96.0%	96.3%	(0.3)%	1,394	1,411	(1.2)%	1,637	1,641	(0.2)%
Charlotte, NC	5.7%	95.6%	96.4%	(0.8)%	1,377	1,381	(0.3)%	1,605	1,611	(0.4)%
SE Florida	5.4%	97.2%	97.1%	0.1%	1,893	1,909	(0.8)%	2,193	2,190	0.1%
Tampa, FL	5.2%	97.4%	96.0%	1.4%	1,562	1,533	1.9%	1,833	1,788	2.6%
San Diego/Inland Empire, CA	4.9%	97.4%	94.3%	3.1%	2,081	2,032	2.4%	2,237	2,305	(2.9)%
Raleigh, NC	4.2%	96.3%	96.3%	0.0%	1,198	1,177	1.8%	1,444	1,417	1.9%
Austin, TX	4.0%	96.0%	96.1%	(0.1)%	1,459	1,490	(2.1)%	1,701	1,732	(1.8)%

Total Same Property	100.0%	96.0%	96.0%	0.0%	$1,579	$1,592	(0.8)%	$1,829	$1,836	(0.4)%

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2020, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(c) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
SEQUENTIAL QUARTER COMPARISONS
March 31, 2021
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)	Included	1Q21	4Q20	Growth	1Q21	4Q20	Growth	1Q21	4Q20	Growth
D.C. Metro	6,204	$38,584	$38,757	(0.4)%	$12,519	$12,150	3.0%	$26,065	$26,607	(2.0)%
Houston, TX	6,227	28,606	28,811	(0.7)%	13,667	14,282	(4.3)%	14,939	14,529	2.8%
Atlanta, GA	4,262	22,518	22,305	1.0%	7,798	7,950	(1.9)%	14,720	14,355	2.5%
Phoenix, AZ	3,245	17,101	16,877	1.3%	5,015	4,828	3.9%	12,086	12,049	0.3%
Dallas, TX	4,416	20,067	20,132	(0.3)%	9,477	9,225	2.7%	10,590	10,907	(2.9)%
Denver, CO	2,632	14,842	14,763	0.5%	4,664	4,610	1.2%	10,178	10,153	0.2%
Los Angeles/Orange County, CA	2,116	14,098	14,340	(1.7)%	5,096	5,280	(3.5)%	9,002	9,060	(0.6)%
Orlando, FL	2,995	14,125	14,016	0.8%	5,431	5,211	4.2%	8,694	8,805	(1.3)%
Charlotte, NC	2,810	12,936	12,986	(0.4)%	4,328	4,191	3.3%	8,608	8,795	(2.1)%
SE Florida	1,956	12,512	12,396	0.9%	4,449	4,323	2.9%	8,063	8,073	(0.1)%
Tampa, FL	2,286	12,246	11,993	2.1%	4,486	4,441	1.0%	7,760	7,552	2.8%
San Diego/Inland Empire, CA	1,665	10,881	10,860	0.2%	3,495	3,562	(1.9)%	7,386	7,298	1.2%
Raleigh, NC	2,350	9,800	9,747	0.5%	3,422	3,367	1.6%	6,378	6,380	0.0%
Austin, TX	2,326	11,396	11,399	0.0%	5,382	5,561	(3.2)%	6,014	5,838	3.0%

Total Same Property	45,490	$239,712	$239,382	0.1%	$89,229	$88,981	0.3%	$150,483	$150,401	0.1%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (b)			Revenue per Occupied Home (c)
Quarterly Results (a)	Contribution	1Q21	4Q20	Growth	1Q21	4Q20	Growth	1Q21	4Q20	Growth
D.C. Metro	17.3%	96.2%	96.1%	0.1%	$1,879	$1,888	(0.5)%	$2,155	$2,166	(0.5)%
Houston, TX	9.9%	93.4%	92.3%	1.1%	1,377	1,431	(3.8)%	1,640	1,670	(1.8)%
Atlanta, GA	9.8%	96.6%	96.2%	0.4%	1,554	1,548	0.4%	1,824	1,814	0.6%
Phoenix, AZ	8.0%	97.3%	96.8%	0.5%	1,530	1,506	1.6%	1,806	1,792	0.8%
Dallas, TX	7.0%	95.8%	95.2%	0.6%	1,334	1,340	(0.4)%	1,580	1,595	(0.9)%
Denver, CO	6.8%	96.1%	95.8%	0.3%	1,690	1,690	0.0%	1,956	1,951	0.2%
Los Angeles/Orange County, CA	6.0%	96.3%	96.3%	0.0%	2,207	2,209	(0.1)%	2,306	2,345	(1.7)%
Orlando, FL	5.8%	96.0%	95.4%	0.6%	1,394	1,397	(0.2)%	1,637	1,634	0.2%
Charlotte, NC	5.7%	95.6%	95.3%	0.3%	1,377	1,377	0.0%	1,605	1,616	(0.7)%
SE Florida	5.4%	97.2%	96.4%	0.8%	1,893	1,885	0.4%	2,193	2,192	0.1%
Tampa, FL	5.2%	97.4%	96.8%	0.6%	1,562	1,547	1.0%	1,833	1,807	1.5%
San Diego/Inland Empire, CA	4.9%	97.4%	97.0%	0.4%	2,081	2,065	0.8%	2,237	2,242	(0.2)%
Raleigh, NC	4.2%	96.3%	96.1%	0.2%	1,198	1,172	2.2%	1,444	1,439	0.3%
Austin, TX	4.0%	96.0%	95.0%	1.0%	1,459	1,466	(0.5)%	1,701	1,719	(1.0)%

Total Same Property	100.0%	96.0%	95.5%	0.5%	$1,579	$1,583	(0.3)%	$1,829	$1,835	(0.4)%

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2020, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(c) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY" OPERATING EXPENSE
DETAIL AND COMPARISONS
March 31, 2021
(In thousands)

(Unaudited)

					% of Actual
					1Q21 Operating
Quarterly Comparison (a)	1Q21	1Q20	$ Change	% Change	Expenses

Property taxes	$33,033	$30,431	$2,602	8.6%	37.0%
Salaries and Benefits for On-site Employees	18,389	18,157	232	1.3%	20.6%
Utilities	18,859	18,046	813	4.5%	21.1%
Repairs and Maintenance	10,046	9,651	395	4.1%	11.3%
Property Insurance	3,271	2,868	403	14.1%	3.7%
General and Administrative	3,372	3,314	58	1.8%	3.7%
Marketing and Leasing	1,393	1,371	22	1.6%	1.6%
Other	866	813	53	6.5%	1.0%

Total Same Property	$89,229	$84,651	$4,578	5.4%	100.0%

					% of Actual
					1Q21 Operating
Sequential Comparison (a)	1Q21	4Q20	$ Change	% Change	Expenses

Property taxes	$33,033	$33,321	($288)	(0.9)%	37.0%
Salaries and Benefits for On-site Employees	18,389	17,705	684	3.9%	20.6%
Utilities	18,859	18,687	172	0.9%	21.1%
Repairs and Maintenance	10,046	10,048	(2)	0.0%	11.3%
Property Insurance	3,271	3,600	(329)	(9.1)%	3.7%
General and Administrative	3,372	3,392	(20)	(0.6)%	3.7%
Marketing and Leasing	1,393	1,489	(96)	(6.4)%	1.6%
Other	866	739	127	17.2%	1.0%

Total Same Property	$89,229	$88,981	$248	0.3%	100.0%

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2020, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

CAMDEN	JOINT VENTURE OPERATIONS
(In thousands, except property data amounts)

(Unaudited)

Company's Pro-Rata Share of Joint Venture Operations:

	Three Months Ended March 31,
OPERATING DATA (a)	2021	2020

Property revenues	$10,344	$10,109

Property expenses
Property operating and maintenance	2,735	2,515
Real estate taxes	1,752	1,651
	4,487	4,166

Net Operating Income	5,857	5,943

Other expenses
Interest	1,306	1,538
Depreciation and amortization	2,538	2,197
Other	99	86
Total other expenses	3,943	3,821

Equity in income of joint ventures	$1,914	$2,122

	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020
BALANCE SHEET DATA (b)
Land	$109,437	$109,437	$108,735	$108,294	$108,172
Building & Improvements	806,374	803,400	784,414	765,983	756,683
	915,811	912,837	893,149	874,277	864,855
Accumulated Depreciation	(261,993)	(253,598)	(245,359)	(237,590)	(230,190)
Net operating real estate assets	653,818	659,239	647,790	636,687	634,665
Properties under development and land	—	—	14,579	21,720	18,722
Cash and other assets, net	28,567	32,270	34,906	30,156	26,556
Total assets	$682,385	$691,509	$697,275	$688,563	$679,943

Notes payable	$512,460	$509,106	$507,222	$501,601	$496,907
Other liabilities	21,537	33,291	34,545	29,262	23,956
Total liabilities	533,997	542,397	541,767	530,863	520,863

Member's equity	148,388	149,112	155,508	157,700	159,080
Total liabilities and members' equity	$682,385	$691,509	$697,275	$688,563	$679,943

Company's equity investment	$18,800	$18,994	$20,992	$21,735	$22,318

Company's pro-rata share of debt	$160,400	$159,349	$158,760	$157,001	$155,532

PROPERTY DATA (end of period)
Total operating properties	22	22	21	21	21
Total operating apartment homes	7,247	7,247	7,013	7,013	7,013
Pro-rata share of operating apartment homes	2,268	2,268	2,195	2,195	2,195
Total development properties	—	—	1	1	1
Total development apartment homes	—	—	234	234	234
Pro-rata share of development apartment homes	—	—	73	73	73
Company's pro-rata ownership	31.3%	31.3%	31.3%	31.3%	31.3%

(a) Operating data represents Camden's pro-rata share of revenues and expenses.

(b) Balance sheet and property data reported at 100%.

CAMDEN	CURRENT DEVELOPMENT COMMUNITIES

(Unaudited)

AS OF MARCH 31, 2021 ($ in millions)

						Estimated/Actual Dates for
Completed Communities in Lease-Up (a)		Total	Total			Construction	Initial	Construction	Stabilized	As of 4/26/2021
		Homes	Cost			Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden Downtown I	271	$131.5			4Q17	1Q20	3Q20	4Q21	72%	64%
	Houston, TX
2.	Camden RiNo	233	78.9			3Q17	3Q20	4Q20	2Q21	96%	84%
	Denver, CO

Total Completed Communities in Lease-Up		504	$210.4							83%	73%

						Estimated/Actual Dates for
		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized	As of 4/26/2021
Development Communities (a)		Homes	Estimated Cost	Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden North End II	343	$90.0	$75.8	$39.7	1Q19	4Q20	1Q22	3Q22	48%	41%
	Phoenix, AZ
2.	Camden Lake Eola	360	125.0	122.2	101.3	2Q18	1Q21	2Q21	2Q22	11%	6%
	Orlando, FL
3.	Camden Buckhead	366	160.0	130.9	97.0	3Q18	1Q21	1Q22	3Q22	15%	9%
	Atlanta, GA
4.	Camden Hillcrest	132	95.0	73.6	60.4	3Q19	2Q21	4Q21	3Q22	3%	2%
	San Diego, CA
5.	Camden Atlantic	269	100.0	50.4	50.4	3Q20	4Q22	4Q22	4Q23
	Plantation, FL
6.	Camden Tempe II	397	115.0	36.2	36.2	3Q20	4Q22	3Q23	1Q25
	Tempe, AZ
7.	Camden NoDa	387	105.0	32.5	32.5	3Q20	1Q23	3Q23	1Q25
	Charlotte, NC
8.	Camden Durham	354	120.0	30.5	30.5	1Q21	2Q23	4Q23	1Q25
	Durham, NC

Total Development Communities		2,608	$910.0	$552.1	$448.0					22%	16%

Additional Development Pipeline (b)					94.0

Total Properties Under Development and Land (per Balance Sheet)					$542.0

NOI Contribution from Development Communities ($ in millions)								Cost to Date	1Q21 NOI
Completed Communities in Lease-Up								$210.4	$1.1
Development Communities in Lease-Up								402.5	0.3
Total Development Communities NOI Contribution								$612.9	$1.4

						Estimated/Actual Dates for
Joint Venture Completed Community in Lease-Up (a)		Total	Total			Construction	Initial	Construction	Stabilized	As of 4/26/2021
		Homes	Cost			Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden Cypress Creek II (c)	234	$31.9			2Q19	2Q20	4Q20	3Q21	87%	79%
	Cypress, TX

Total Joint Venture Completed Community in Lease-Up		234	$31.9							87%	79%

(a) The pandemic and efforts to curb its spread may adversely affect, among other matters, the timely completion and final project costs of some or all of our projects under development if, for example, we are required to temporarily cease construction, experience delays in obtaining governmental permits and authorizations, or experience disruption in the supply of or increases in the costs of materials or labor.

(b) Please refer to the Development Pipeline Summary on page 18.

(c) Property owned through an unconsolidated joint venture in which we own a 31.3% interest.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	DEVELOPMENT PIPELINE

(Unaudited)

AS OF MARCH 31, 2021 ($ in millions)

		Projected	Total
PIPELINE COMMUNITIES		Homes	Estimated Cost (a)	Cost to Date

1.	Camden Arts District	354	$150.0	$34.4
	Los Angeles, CA
2.	Camden Village District (b)	355	115.0	21.6
	Raleigh, NC
3.	Camden Paces III	350	100.0	17.1
	Atlanta, GA
4.	Camden Downtown II	271	145.0	12.2
	Houston, TX
5.	Camden Highland Village II	300	100.0	8.7
	Houston, TX

Development Pipeline		1,630	$610.0	$94.0

(a) Represents our estimate of total costs we expect to incur on these projects. However, forward-looking estimates are not guarantees of future performances, results, or events. Although, we believe these expectations are based upon reasonable assumptions, future events rarely develop exactly as forecast and estimates routinely require adjustment. In addition, the pandemic and efforts to curb its spread may adversely affect, among other matters, the timely completion and final project costs of some or all of our projects under development if, for example, we are required to temporarily cease construction, experience delays in obtaining governmental permits and authorizations, or experience disruption in the supply of or increases in the costs of materials or labor.

(b) Formerly known as Camden Cameron Village.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

DEBT MATURITIES AS OF MARCH 31, 2021:

	Future Scheduled Repayments (a)
Year	Amortization	Secured Maturities	Unsecured Maturities	Total	% of Total	Weighted Average Interest Rate on Maturing Debt (b)
2021	($2,810)	$—	$—	($2,810)	(0.1)%	N/A
2022	(3,703)	—	390,000	386,297	12.2%	3.0%
2023	(2,691)	—	250,000	247,309	7.8%	5.1%
2024	(2,088)	—	500,000	497,912	15.7%	4.0%
2025	(1,774)	—	—	(1,774)	(0.1)%	N/A
Thereafter	(9,377)	—	2,050,000	2,040,623	64.5%	3.4%
Total Debt	($22,443)	$—	$3,190,000	$3,167,557	100.0%	3.6%

Weighted Average Maturity of Debt		8.2 Years

			Weighted Average
FLOATING vs. FIXED RATE DEBT:	Balance	% of Total	Interest Rate (b)	Time to Maturity
Floating rate debt	$39,790	1.3%	1.9%	1.5 Years
Fixed rate debt	3,127,767	98.7%	3.6%	8.3 Years
Total	$3,167,557	100.0%	3.6%	8.2 Years

			Weighted Average
SECURED vs. UNSECURED DEBT:	Balance	% of Total	Interest Rate (b)	Time to Maturity
Unsecured debt	$3,167,557	100.0%	3.6%	8.2 Years
Secured debt	—	—%	N/A	N/A
Total	$3,167,557	100.0%	3.6%	8.2 Years

			Weighted Average

REAL ESTATE ASSETS: (c)	Total Homes	% of Total	Total Cost	% of Total	1Q21 NOI	% of Total
Unencumbered real estate assets	52,212	100.0%	$9,639,602	100.0%	$166,636	100.0%

		Ratio of unencumbered assets at cost to unsecured debt is				3.0x
(a) Includes all available extension options.

(b) Includes the effects of the applicable settled forward interest rate swaps.

(c) Real estate assets include communities under development and properties held for sale and exclude communities held through unconsolidated joint ventures.

CAMDEN	DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF DEBT MATURITIES FOR 2021 AND 2022:

		Future Scheduled Repayments			Weighted Average Interest on Maturing Debt
Quarter	Amortization	Secured Maturities	Unsecured Maturities	Total
2Q 2021	($934)	$—	$—	($934)	N/A
3Q 2021	(937)	—	—	(937)	N/A
4Q 2021	(939)	—	—	(939)	N/A
2021	($2,810)	$—	$—	($2,810)	N/A

1Q 2022	($941)	$—	$—	($941)	N/A
2Q 2022	(944)	—	—	(944)	N/A
3Q 2022	(946)	—	40,000	39,054	1.9%
4Q 2022	(872)	—	350,000	349,128	3.2%
2022	($3,703)	$—	$390,000	$386,297	3.0%

CAMDEN	DEBT COVENANT ANALYSIS

(Unaudited)

UNSECURED LINE OF CREDIT

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Gross Asset Value	<	60%	25%	Yes

Secured Debt to Gross Asset Value	<	40%	—%	Yes

Consolidated Adjusted EBITDA to Total Fixed Charges	>	150%	491%	Yes

Unsecured Debt to Gross Asset Value	<	60%	26%	Yes

SENIOR UNSECURED NOTES

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Total Asset Value	<	60%	31%	Yes

Total Secured Debt to Total Asset Value	<	40%	—%	Yes

Total Unencumbered Asset Value to Total Unsecured Debt	>	150%	321%	Yes

Consolidated Income Available for Debt Service to Total Annual Service Charges	>	150%	510%	Yes

(a) For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(b) Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES AS OF MARCH 31, 2021: (a)

	Future Scheduled Repayments (b)				Weighted Average Interest on Maturing Debt
Year	Amortization	Secured Maturities	Total	% of Total
2021	($127)	$—	($127)	(0.1)%	N/A
2022	(174)	—	(174)	(0.1)%	N/A
2023	(181)	—	(181)	(0.1)%	N/A
2024	(187)	5,707	5,520	3.4%	1.5%
2025	(193)	—	(193)	(0.1)%	N/A
Thereafter	(259)	155,814	155,555	97.0%	3.3%
Total Debt	($1,121)	$161,521	$160,400	100.0%	3.3%

Weighted Average Maturity of Debt		5.9 Years

				Weighted Average
FLOATING vs. FIXED RATE DEBT:		Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt		$57,647	35.9%	2.1%	5.1 Years
Fixed rate debt		102,753	64.1%	3.9%	6.4 Years
Total		$160,400	100.0%	3.3%	5.9 Years

				Weighted Average
DEBT DETAIL:		Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt		$102,753	64.1%	3.9%	6.4 Years
Conventional variable-rate mortgage debt		51,940	32.4%	2.1%	5.3 Years
Variable-rate construction loans		5,707	3.5%	1.5%	3.2 Years
Total		$160,400	100.0%	3.3%	5.9 Years

REAL ESTATE ASSETS: (c)		Total Homes	Total Cost
Operating real estate assets		7,247	$915,811

(a) Company's pro-rata ownership is 31.3%.

(b) Includes all available extension options.

(c) Balance sheet and property data reported at 100%.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES FOR 2021 AND 2022: (a)

	Future Scheduled Repayments (b)			Weighted Average Interest on Maturing Debt
Quarter	Amortization	Secured Maturities	Total
2Q 2021	($41)	$—	($41)	N/A
3Q 2021	(43)	—	(43)	N/A
4Q 2021	(43)	—	(43)	N/A
2021	($127)	$—	($127)	N/A

1Q 2022	($43)	$—	($43)	N/A
2Q 2022	(43)	—	(43)	N/A
3Q 2022	(44)	—	(44)	N/A
4Q 2022	(44)	—	(44)	N/A
2022	($174)	$—	($174)	N/A

(a) Company's pro-rata ownership is 31.3%.

(b) Includes all available extension options.

CAMDEN	CAPITALIZED EXPENDITURES
& MAINTENANCE EXPENSE
(In thousands, except unit data)

(Unaudited)

	First Quarter 2021
	Recurring Capitalized				Expensed
Item	Weighted Average Useful Life (a)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	6	years	$2,009	$41	$308	$6
Appliances	9	years	860	17	230	5
Painting	—		—	—	1,207	24
Cabinetry/Countertops	10	years	106	2	—	—
Other	9	years	1,105	22	773	16
Exteriors
Painting	5	years	927	19	—	—
Carpentry	10	years	442	9	—	—
Landscaping	6	years	253	5	2,551	51
Roofing	17	years	1,141	23	149	3
Site Drainage	10	years	40	1	—	—
Fencing/Stair	10	years	295	6	—	—
Other (b)	8	years	1,657	34	3,875	79
Common Areas
Mech., Elec., Plumbing	9	years	2,457	50	1,946	39
Parking/Paving	4	years	213	4	—	—
Pool/Exercise/Facility	7	years	778	16	303	6
Total Recurring (c)			$12,283	$249	$11,342	$229
Weighted Average Apartment Homes				49,439		49,439

Non-recurring & revenue enhancing capitalized expenditures (d)			$3,475

Reposition Expenditures (e)	10	years	$7,880	$24,172
Repositioned Apartment Homes				326

Pro-Rata Joint Venture Total Recurring (f)			$397	$175	$485	$214

(a) Weighted average useful life of capitalized expenses for the three months ended March 31, 2021.

(b) Includes in part the following items: site/building repair, masonry/plaster, and general conditions.

(c) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.

(d) Capital expenditures primarily composed of non-recurring or one-time additions such as our smart access solution, LED lighting programs, and other non-routine items.

(e) Represents capital expenditures for the three months ended March 31, 2021 spent on apartment unit renovation designed to reposition these assets for higher rental levels in their respective markets.

(f) Company's pro-rata ownership is 31.3%.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO

The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income (computed in accordance with accounting principles generally accepted in the United States of America ("GAAP")), excluding depreciation and amortization related to real estate, gains (or losses) from the sale of certain real estate assets (depreciable real estate), impairments of certain real estate assets (depreciable real estate), gains or losses from change in control, and adjustments for unconsolidated joint ventures to reflect FFO on the same basis. Our calculation of diluted FFO also assumes conversion of all potentially dilutive securities, including certain non-controlling interests, which are convertible into common shares. We consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of depreciable real estate, and depreciation, FFO can assist in the comparison of the operating performance of a company’s real estate investments between periods or to different companies. A reconciliation of net income attributable to common shareholders to FFO is provided below:

Adjusted FFO

In addition to FFO, we compute Adjusted FFO ("AFFO") as a supplemental measure of operating performance. AFFO is calculated utilizing FFO less recurring capital expenditures which are necessary to help preserve the value of and maintain the functionality at our communities. Our definition of recurring capital expenditures may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of FFO to AFFO is provided below:

	Three Months Ended March 31,
	2021	2020
Net income attributable to common shareholders	$31,347	$43,284
Real estate depreciation and amortization	90,707	89,511
Adjustments for unconsolidated joint ventures	2,599	2,242
Income allocated to non-controlling interests	1,126	1,282
Funds from operations	$125,779	$136,319

Less: recurring capitalized expenditures	(12,680)	(14,825)

Adjusted funds from operations	$113,099	$121,494

Weighted average number of common shares outstanding:
EPS diluted	99,621	99,380
FFO/AFFO diluted	101,341	101,128

	Three Months Ended March 31,
	2021	2020
Total Earnings Per Common Share - Diluted	$0.31	$0.43
Real estate depreciation and amortization	0.89	0.89
Adjustments for unconsolidated joint ventures	0.03	0.02
Income allocated to non-controlling interests	0.01	0.01
FFO per common share - Diluted	$1.24	$1.35

Less: recurring capitalized expenditures	(0.12)	(0.15)

AFFO per common share - Diluted	$1.12	$1.20

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Expected FFO

Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected earnings per common share (EPS). Guidance excludes gains, if any, on properties not currently held for sale due to the uncertain timing and extent of property dispositions and the resulting gains/losses on sales. A reconciliation of the ranges provided for diluted EPS to expected FFO per diluted share is provided below:

	2Q21	Range	2021	Range
	Low	High	Low	High
Expected earnings per common share - diluted	$0.25	$0.31	$0.84	$1.14
Expected real estate depreciation and amortization	0.93	0.93	3.95	3.95
Expected adjustments for unconsolidated joint ventures	0.03	0.03	0.10	0.10
Expected income allocated to non-controlling interests	0.01	0.01	0.05	0.05
Expected FFO per share - diluted	$1.22	$1.28	$4.94	$5.24

Note: This table contains forward-looking statements. Please see paragraph regarding forward-looking statements on page 2 of this document.

Net Operating Income (NOI)

NOI is defined by the Company as property revenue less property operating and maintenance expenses less real estate taxes. NOI is further detailed in the Components of Property NOI schedules on page 12. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income attributable to common shareholders to net operating income is provided below:

	Three months ended March 31,
	2021	2020
Net income	$32,473	$44,467
Less: Fee and asset management income	(2,206)	(2,527)
Less: Interest and other income	(332)	(329)
Less: (Income)/loss on deferred compensation plans	(3,626)	14,860
Plus: Property management expense	6,124	6,527
Plus: Fee and asset management expense	1,132	843
Plus: General and administrative expense	14,222	13,233
Plus: Interest expense	23,644	19,707
Plus: Depreciation and amortization expense	93,141	91,859
Plus: Expense/(benefit) on deferred compensation plans	3,626	(14,860)
Less: Gain on sale of land	—	(382)
Less: Equity in income of joint ventures	(1,914)	(2,122)
Plus: Income tax expense	352	467
NOI	$166,636	$171,743

"Same Property" Communities	$150,483	$155,954
Non-"Same Property" Communities	14,155	14,427
Development and Lease-Up Communities	1,440	(75)
Dispositions/Other	558	1,437
NOI	$166,636	$171,743

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Adjusted EBITDA

Adjusted EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in (income) loss of joint ventures, (gain) loss on sale of unconsolidated joint venture interests, gain on acquisition of controlling interest in joint ventures, gain on sale of operating properties including land, loss on early retirement of debt and income (loss) allocated to non-controlling interests. The Company considers Adjusted EBITDA to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. Annualized Adjusted EBITDA is Adjusted EBITDA as reported for the period multiplied by 4 for quarter results. A reconciliation of net income attributable to common shareholders to Adjusted EBITDA is provided below:

	Three months ended March 31,
	2021	2020
Net income attributable to common shareholders	$31,347	$43,284
Plus: Interest expense	23,644	19,707
Plus: Depreciation and amortization expense	93,141	91,859
Plus: Income allocated to non-controlling interests	1,126	1,183
Plus: Income tax expense	352	467
Less: Gain on sale of land	—	(382)
Less: Equity in income of joint ventures	(1,914)	(2,122)
Adjusted EBITDA	$147,696	$153,996
Annualized Adjusted EBITDA	$590,784	$615,984

.

Net Debt to Annualized Adjusted EBITDA

The Company believes Net Debt to Annualized Adjusted EBITDA to be an appropriate supplemental measure of evaluating balance sheet leverage. Net Debt is defined by the Company as the average monthly balance of Total Debt during the period, less the average monthly balance of Cash and Cash Equivalents during the period. The following tables reconcile average Total debt to Net debt and computes the ratio to Adjusted EBITDA for the following periods:

Net Debt:

	Average monthly balance for the
	Three months ended March 31,
	2021	2020
Unsecured notes payable	$3,167,246	$2,633,950
Total debt	3,167,246	2,633,950
Less: Cash and cash equivalents	(289,901)	(20,184)
Net debt	$2,877,345	$2,613,766

Net Debt to Annualized Adjusted EBITDA:

	Three months ended March 31,
	2021	2020
Net debt	$2,877,345	$2,613,766
Annualized Adjusted EBITDA	590,784	615,984
Net Debt to Annualized Adjusted EBITDA	4.9x	4.2x

CAMDEN	OTHER DATA

(Unaudited)

Stock Symbol:	CPT

Exchange Traded:	NYSE

Senior Unsecured Debt Ratings:		Rating	Outlook
	Fitch	A-	Stable
	Moody's	A3	Stable
	Standard & Poor's	A-	Stable

Estimated Future Dates:	Q2 '21	Q3 '21	Q4 '21	Q1 '22
Earnings Release & Conference Call	Late July	Late October	Early February	Late April

Dividend Information - Common Shares:	Q1 '21
Declaration Date	2/4/2021
Record Date	3/31/2021
Payment Date	4/16/2021
Distributions Per Share	$0.83

Investor Relations Data:

Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases, and Supplemental Data upon request.

For Investor Relations: recent press releases, 10-Q's, 10-K's, and other information, call (713) 354-2787.

To access Camden's Quarterly Conference Call, please visit our website at camdenliving.com.

For questions contact:

Richard J. Campo	Chairman & Chief Executive Officer
D. Keith Oden	Executive Vice Chairman
H. Malcolm Stewart	President & Chief Operating Officer
Alexander J. Jessett	Chief Financial Officer
Kimberly A. Callahan	Senior Vice President - Investor Relations

CAMDEN	COMMUNITY TABLE
Community statistics as of 3/31/2021

(Unaudited)							1Q21 Avg Monthly		1Q21 Avg Monthly
			Year Placed	Average	Apartment	1Q21 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Chandler	Chandler	AZ	2016	1,146	380	97%	$1,581	$1.38	$1,823	$1.59
Camden Copper Square	Phoenix	AZ	2000	786	332	98%	1,272	1.62	1,561	1.99
Camden Foothills	Scottsdale	AZ	2014	1,032	220	96%	1,797	1.74	2,144	2.08
Camden Legacy	Scottsdale	AZ	1996	1,067	428	95%	1,536	1.44	1,844	1.73
Camden Montierra	Scottsdale	AZ	1999	1,071	249	98%	1,503	1.40	1,754	1.64
Camden North End I	Phoenix	AZ	2019	921	441	96%	1,618	1.76	1,908	2.07
Camden Old Town Scottsdale	Scottsdale	AZ	2016	892	316	98%	1,798	2.02	1,978	2.22
Camden Pecos Ranch	Chandler	AZ	2001	949	272	98%	1,311	1.38	1,575	1.66
Camden San Marcos	Scottsdale	AZ	1995	984	320	97%	1,448	1.47	1,714	1.74
Camden San Paloma	Scottsdale	AZ	1993/1994	1,042	324	98%	1,456	1.40	1,767	1.70
Camden Sotelo	Tempe	AZ	2008/2012	1,303	170	98%	1,623	1.25	1,999	1.53
Camden Tempe	Tempe	AZ	2015	1,033	234	98%	1,618	1.57	1,880	1.82
TOTAL ARIZONA	12	Properties		1,006	3,686	97%	1,540	1.53	1,818	1.81

Camden Crown Valley	Mission Viejo	CA	2001	1,009	380	98%	2,168	2.15	2,310	2.29
Camden Glendale	Glendale	CA	2015	893	307	96%	2,386	2.67	2,496	2.80
Camden Harbor View	Long Beach	CA	2004	981	547	97%	2,606	2.66	2,745	2.80
Camden Main and Jamboree	Irvine	CA	2008	1,011	290	96%	2,138	2.12	2,365	2.34
Camden Martinique	Costa Mesa	CA	1986	795	714	97%	1,897	2.39	2,099	2.64
Camden Sea Palms	Costa Mesa	CA	1990	891	138	98%	2,178	2.45	2,373	2.66
The Camden	Hollywood	CA	2016	767	287	93%	2,926	3.82	2,532	3.30
Total Los Angeles/Orange County	7	Properties		900	2,663	96%	2,289	2.54	2,397	2.66

Camden Landmark	Ontario	CA	2006	982	469	97%	1,759	1.79	1,857	1.89
Camden Old Creek	San Marcos	CA	2007	1,037	350	98%	2,308	2.23	2,514	2.42
Camden Sierra at Otay Ranch	Chula Vista	CA	2003	962	422	97%	2,153	2.24	2,392	2.49
Camden Tuscany	San Diego	CA	2003	895	160	95%	2,638	2.95	2,869	3.20
Camden Vineyards	Murrieta	CA	2002	1,053	264	99%	1,902	1.81	1,925	1.83
Total San Diego/Inland Empire	5	Properties		992	1,665	97%	2,081	2.10	2,237	2.26

TOTAL CALIFORNIA	12	Properties		935	4,328	97%	2,209	2.36	2,335	2.50

Camden Belleview Station	Denver	CO	2009	888	270	95%	1,547	1.74	1,837	2.07
Camden Caley	Englewood	CO	2000	921	218	96%	1,549	1.68	1,820	1.98
Camden Denver West	Golden	CO	1997	1,015	320	97%	1,855	1.83	2,089	2.06
Camden Flatirons	Denver	CO	2015	960	424	96%	1,694	1.76	1,984	2.07
Camden Highlands Ridge	Highlands Ranch	CO	1996	1,149	342	97%	1,834	1.60	2,105	1.83
Camden Interlocken	Broomfield	CO	1999	1,002	340	97%	1,710	1.71	1,984	1.98
Camden Lakeway	Littleton	CO	1997	932	451	95%	1,650	1.77	1,915	2.05
Camden Lincoln Station	Lone Tree	CO	2017	844	267	96%	1,605	1.90	1,827	2.16
Camden RiNo (1)	Denver	CO	2020	828	233	Lease-Up	1,856	2.24	2,029	2.45
TOTAL COLORADO	9	Properties		958	2,865	96%	1,704	1.78	1,961	2.05

Camden Ashburn Farm	Ashburn	VA	2000	1,062	162	97%	1,785	1.68	2,038	1.92
Camden College Park	College Park	MD	2008	942	509	96%	1,661	1.76	1,921	2.04
Camden Dulles Station	Oak Hill	VA	2009	977	382	97%	1,859	1.90	2,135	2.18
Camden Fair Lakes	Fairfax	VA	1999	1,056	530	96%	1,909	1.81	2,230	2.11
Camden Fairfax Corner	Fairfax	VA	2006	934	489	96%	1,957	2.10	2,264	2.42
Camden Fallsgrove	Rockville	MD	2004	996	268	96%	1,866	1.87	2,127	2.14
Camden Grand Parc	Washington	DC	2002	672	105	94%	2,522	3.75	2,826	4.21
Camden Lansdowne	Leesburg	VA	2002	1,006	690	97%	1,741	1.73	2,012	2.00
Camden Largo Town Center	Largo	MD	2000/2007	1,027	245	97%	1,740	1.69	1,983	1.93
Camden Monument Place	Fairfax	VA	2007	856	368	95%	1,699	1.98	1,975	2.31
Camden Noma	Washington	DC	2014	769	321	95%	2,168	2.82	2,457	3.19
Camden Noma II	Washington	DC	2017	759	405	96%	2,250	2.96	2,569	3.38
Camden Potomac Yard	Arlington	VA	2008	832	378	95%	2,034	2.44	2,387	2.87
Camden Roosevelt	Washington	DC	2003	856	198	93%	2,850	3.33	3,219	3.76
Camden Russett	Laurel	MD	2000	992	426	98%	1,585	1.60	1,828	1.84
Camden Shady Grove	Rockville	MD	2018	877	457	96%	1,806	2.06	2,053	2.34
Camden Silo Creek	Ashburn	VA	2004	975	284	97%	1,728	1.77	1,986	2.04
Camden South Capitol (2)	Washington	DC	2013	821	281	95%	2,276	2.77	2,732	3.33
Camden Washingtonian	Gaithersburg	MD	2018	870	365	97%	1,819	2.09	2,071	2.38
TOTAL DC METRO	19	Properties		922	6,863	96%	1,904	2.07	2,191	2.38

Camden Aventura	Aventura	FL	1995	1,108	379	97%	1,970	1.78	2,301	2.08
Camden Boca Raton	Boca Raton	FL	2014	843	261	96%	1,975	2.34	2,247	2.67
Camden Brickell	Miami	FL	2003	937	405	97%	2,113	2.25	2,383	2.54
Camden Doral	Miami	FL	1999	1,120	260	97%	1,924	1.72	2,167	1.93
Camden Doral Villas	Miami	FL	2000	1,253	232	98%	2,106	1.68	2,430	1.94
Camden Las Olas	Ft. Lauderdale	FL	2004	1,043	420	97%	2,099	2.01	2,406	2.31
Camden Plantation	Plantation	FL	1997	1,201	502	98%	1,731	1.44	2,051	1.71
Camden Portofino	Pembroke Pines	FL	1995	1,112	322	98%	1,809	1.63	2,095	1.88
Total Southeast Florida	8	Properties		1,079	2,781	97%	1,956	1.81	2,252	2.09

CAMDEN	COMMUNITY TABLE
Community statistics as of 3/31/2021

(Unaudited)							1Q21 Avg Monthly		1Q21 Avg Monthly
			Year Placed	Average	Apartment	1Q21 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Hunter's Creek	Orlando	FL	2000	1,075	270	96%	$1,452	$1.35	$1,716	$1.60
Camden Lago Vista	Orlando	FL	2005	955	366	96%	1,356	1.42	1,627	1.70
Camden LaVina	Orlando	FL	2012	969	420	97%	1,373	1.42	1,641	1.69
Camden Lee Vista	Orlando	FL	2000	937	492	97%	1,357	1.45	1,626	1.73
Camden North Quarter	Orlando	FL	2016	806	333	95%	1,507	1.87	1,650	2.05
Camden Orange Court	Orlando	FL	2008	817	268	95%	1,350	1.65	1,635	2.00
Camden Thornton Park	Orlando	FL	2016	920	299	83%	1,700	1.85	1,909	2.08
Camden Town Square	Orlando	FL	2012	983	438	96%	1,383	1.41	1,581	1.61
Camden Waterford Lakes (2)	Orlando	FL	2014	971	300	96%	1,453	1.50	1,729	1.78
Camden World Gateway	Orlando	FL	2000	979	408	96%	1,408	1.44	1,657	1.69
Total Orlando	10	Properties		944	3,594	95%	1,425	1.51	1,665	1.76

Camden Bay	Tampa	FL	1997/2001	943	760	97%	1,315	1.39	1,604	1.70
Camden Montague	Tampa	FL	2012	972	192	97%	1,378	1.42	1,666	1.71
Camden Pier District	St. Petersburg	FL	2016	989	358	98%	2,565	2.59	2,725	2.75
Camden Preserve	Tampa	FL	1996	942	276	97%	1,497	1.59	1,761	1.87
Camden Royal Palms	Brandon	FL	2006	1,017	352	97%	1,301	1.28	1,601	1.57
Camden Visconti (2)	Tampa	FL	2007	1,125	450	97%	1,473	1.31	1,737	1.54
Camden Westchase Park	Tampa	FL	2012	992	348	98%	1,483	1.49	1,782	1.80
Total Tampa	7	Properties		997	2,736	97%	1,547	1.55	1,817	1.82

TOTAL FLORIDA	25	Properties		1,001	9,111	96%	1,624	1.62	1,892	1.89

Camden Brookwood	Atlanta	GA	2002	916	359	97%	1,464	1.60	1,718	1.87
Camden Buckhead Square	Atlanta	GA	2015	827	250	97%	1,567	1.89	1,723	2.08
Camden Creekstone	Atlanta	GA	2002	990	223	98%	1,419	1.43	1,673	1.69
Camden Deerfield	Alpharetta	GA	2000	1,187	292	98%	1,493	1.26	1,744	1.47
Camden Dunwoody	Atlanta	GA	1997	1,007	324	97%	1,396	1.39	1,658	1.65
Camden Fourth Ward	Atlanta	GA	2014	844	276	97%	1,724	2.04	2,007	2.38
Camden Midtown Atlanta	Atlanta	GA	2001	935	296	97%	1,532	1.64	1,845	1.97
Camden Paces	Atlanta	GA	2015	1,408	379	96%	2,593	1.84	2,928	2.08
Camden Peachtree City	Peachtree City	GA	2001	1,027	399	96%	1,387	1.35	1,674	1.63
Camden Phipps (2)	Atlanta	GA	1996	1,016	234	95%	1,605	1.58	1,903	1.87
Camden Shiloh	Kennesaw	GA	1999/2002	1,143	232	98%	1,358	1.19	1,618	1.42
Camden St. Clair	Atlanta	GA	1997	999	336	96%	1,399	1.40	1,658	1.66
Camden Stockbridge	Stockbridge	GA	2003	1,009	304	97%	1,261	1.25	1,488	1.47
Camden Vantage	Atlanta	GA	2010	901	592	95%	1,466	1.63	1,766	1.96
TOTAL GEORGIA	14	Properties		1,014	4,496	97%	1,557	1.53	1,827	1.80

Camden Ballantyne	Charlotte	NC	1998	1,048	400	96%	1,308	1.25	1,545	1.47
Camden Cotton Mills	Charlotte	NC	2002	905	180	94%	1,472	1.63	1,724	1.91
Camden Dilworth	Charlotte	NC	2006	857	145	95%	1,478	1.73	1,718	2.01
Camden Fairview	Charlotte	NC	1983	1,036	135	96%	1,227	1.18	1,417	1.37
Camden Foxcroft	Charlotte	NC	1979	940	156	96%	1,112	1.18	1,316	1.40
Camden Foxcroft II	Charlotte	NC	1985	874	100	97%	1,228	1.40	1,430	1.64
Camden Gallery	Charlotte	NC	2017	743	323	94%	1,561	2.10	1,809	2.43
Camden Grandview	Charlotte	NC	2000	1,059	266	96%	1,704	1.61	1,945	1.84
Camden Grandview II	Charlotte	NC	2019	2,241	28	96%	3,477	1.55	3,780	1.69
Camden Sedgebrook	Charlotte	NC	1999	972	368	96%	1,197	1.23	1,423	1.46
Camden South End	Charlotte	NC	2003	878	299	95%	1,481	1.69	1,713	1.95
Camden Southline (2)	Charlotte	NC	2015	831	266	95%	1,581	1.90	1,828	2.20
Camden Stonecrest	Charlotte	NC	2001	1,098	306	97%	1,359	1.24	1,578	1.44
Camden Touchstone	Charlotte	NC	1986	899	132	97%	1,131	1.26	1,333	1.48
Total Charlotte	14	Properties		954	3,104	96%	1,414	1.48	1,644	1.72

Camden Asbury Village (2)	Raleigh	NC	2009	1,009	350	98%	1,283	1.27	1,508	1.49
Camden Carolinian	Raleigh	NC	2017	1,118	186	93%	2,132	1.91	2,283	2.04
Camden Crest	Raleigh	NC	2001	1,014	438	97%	1,126	1.11	1,392	1.37
Camden Governor's Village	Chapel Hill	NC	1999	1,046	242	97%	1,178	1.13	1,432	1.37
Camden Lake Pine	Apex	NC	1999	1,066	446	97%	1,233	1.16	1,499	1.41
Camden Manor Park	Raleigh	NC	2006	966	484	96%	1,229	1.27	1,452	1.50
Camden Overlook	Raleigh	NC	2001	1,061	320	95%	1,315	1.24	1,577	1.49
Camden Reunion Park	Apex	NC	2000/2004	972	420	95%	1,121	1.15	1,338	1.38
Camden Westwood	Morrisville	NC	1999	1,027	354	96%	1,206	1.17	1,453	1.41
Total Raleigh	9	Properties		1,022	3,240	96%	1,262	1.23	1,499	1.47

TOTAL NORTH CAROLINA	23	Properties		989	6,344	96%	1,336	1.35	1,569	1.59

CAMDEN	COMMUNITY TABLE
Community statistics as of 3/31/2021

(Unaudited)							1Q21 Avg Monthly		1Q21 Avg Monthly
			Year Placed	Average	Apartment	1Q21 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Amber Oaks (2)	Austin	TX	2009	862	348	97%	$1,160	$1.34	$1,409	$1.63
Camden Amber Oaks II (2)	Austin	TX	2012	910	244	96%	1,235	1.36	1,482	1.63
Camden Brushy Creek (2)	Cedar Park	TX	2008	882	272	98%	1,248	1.41	1,410	1.60
Camden Cedar Hills	Austin	TX	2008	911	208	95%	1,379	1.51	1,649	1.81
Camden Gaines Ranch	Austin	TX	1997	955	390	97%	1,509	1.58	1,747	1.83
Camden Huntingdon	Austin	TX	1995	903	398	96%	1,212	1.34	1,474	1.63
Camden La Frontera	Austin	TX	2015	901	300	96%	1,279	1.42	1,500	1.66
Camden Lamar Heights	Austin	TX	2015	838	314	94%	1,522	1.82	1,753	2.09
Camden Rainey Street	Austin	TX	2016	873	326	96%	1,991	2.28	2,214	2.53
Camden Shadow Brook (2)	Austin	TX	2009	909	496	96%	1,232	1.36	1,389	1.53
Camden Stoneleigh	Austin	TX	2001	908	390	97%	1,349	1.49	1,598	1.76
Total Austin	11	Properties		897	3,686	96%	1,370	1.53	1,595	1.78

Camden Addison	Addison	TX	1996	942	456	96%	1,272	1.35	1,490	1.58
Camden Belmont	Dallas	TX	2010/2012	946	477	96%	1,457	1.54	1,698	1.80
Camden Buckingham	Richardson	TX	1997	919	464	97%	1,268	1.38	1,539	1.67
Camden Centreport	Ft. Worth	TX	1997	912	268	97%	1,239	1.36	1,514	1.66
Camden Cimarron	Irving	TX	1992	772	286	95%	1,265	1.64	1,493	1.94
Camden Design District (2)	Dallas	TX	2009	939	355	96%	1,408	1.50	1,552	1.65
Camden Farmers Market	Dallas	TX	2001/2005	932	904	95%	1,353	1.45	1,590	1.71
Camden Henderson	Dallas	TX	2012	966	106	97%	1,526	1.58	1,785	1.85
Camden Legacy Creek	Plano	TX	1995	831	240	96%	1,330	1.60	1,580	1.90
Camden Legacy Park	Plano	TX	1996	870	276	95%	1,317	1.51	1,559	1.79
Camden Panther Creek (2)	Frisco	TX	2009	946	295	96%	1,334	1.41	1,519	1.61
Camden Riverwalk (2)	Grapevine	TX	2008	989	600	97%	1,490	1.51	1,723	1.74
Camden Valley Park	Irving	TX	1986	743	516	96%	1,108	1.49	1,346	1.81
Camden Victory Park	Dallas	TX	2016	861	423	96%	1,645	1.91	1,921	2.23
Total Dallas/Ft. Worth	14	Properties		902	5,666	96%	1,355	1.50	1,591	1.76

Camden City Centre	Houston	TX	2007	932	379	93%	1,444	1.55	1,666	1.79
Camden City Centre II	Houston	TX	2013	869	268	90%	1,412	1.63	1,669	1.92
Camden Cypress Creek (2)	Cypress	TX	2009	993	310	95%	1,331	1.34	1,575	1.59
Camden Cypress Creek II (1) (2)	Cypress	TX	2020	950	234	Lease-Up	1,329	1.40	1,481	1.56
Camden Downs at Cinco Ranch (2)	Katy	TX	2004	1,075	318	98%	1,296	1.20	1,516	1.41
Camden Downtown (1)	Houston	TX	2020	1,052	271	Lease-Up	2,421	2.30	2,635	2.51
Camden Grand Harbor (2)	Katy	TX	2008	959	300	97%	1,208	1.26	1,410	1.47
Camden Greenway	Houston	TX	1999	861	756	94%	1,346	1.56	1,587	1.84
Camden Heights (2)	Houston	TX	2004	927	352	94%	1,500	1.62	1,773	1.91
Camden Highland Village	Houston	TX	2014/2015	1,175	552	93%	2,139	1.82	2,272	1.93
Camden Holly Springs	Houston	TX	1999	934	548	94%	1,237	1.32	1,484	1.59
Camden McGowen Station	Houston	TX	2018	1,004	315	96%	1,949	1.94	2,132	2.12
Camden Midtown	Houston	TX	1999	844	337	93%	1,437	1.70	1,647	1.95
Camden Northpointe (2)	Tomball	TX	2008	940	384	97%	1,158	1.23	1,427	1.52
Camden Oak Crest	Houston	TX	2003	870	364	96%	1,143	1.31	1,390	1.60
Camden Park	Houston	TX	1995	866	288	94%	1,114	1.29	1,331	1.54
Camden Plaza	Houston	TX	2007	915	271	94%	1,574	1.72	1,805	1.97
Camden Post Oak	Houston	TX	2003	1,200	356	94%	2,419	2.02	2,623	2.19
Camden Royal Oaks	Houston	TX	2006	923	236	93%	1,392	1.51	1,463	1.59
Camden Royal Oaks II	Houston	TX	2012	1,054	104	92%	1,638	1.55	1,709	1.62
Camden Spring Creek (2)	Spring	TX	2004	1,080	304	96%	1,234	1.14	1,452	1.34
Camden Stonebridge	Houston	TX	1993	845	204	95%	1,117	1.32	1,337	1.58
Camden Sugar Grove	Stafford	TX	1997	921	380	96%	1,209	1.31	1,432	1.55
Camden Travis Street	Houston	TX	2010	819	253	93%	1,399	1.71	1,648	2.01
Camden Vanderbilt	Houston	TX	1996/1997	863	894	89%	1,348	1.56	1,581	1.83
Camden Whispering Oaks	Houston	TX	2008	936	274	95%	1,257	1.34	1,488	1.59
Camden Woodson Park (2)	Houston	TX	2008	916	248	94%	1,180	1.29	1,413	1.54
Camden Yorktown (2)	Houston	TX	2008	995	306	95%	1,177	1.18	1,391	1.40
Total Houston	28	Properties		950	9,806	94%	1,445	1.52	1,652	1.74

TOTAL TEXAS	53	Properties		926	19,158	95%	1,404	1.52	1,622	1.75

TOTAL PROPERTIES	167	Properties		959	56,851	96%	$1,589	$1.66	$1,830	$1.91

(1) Completed communities in lease-up as of March 31, 2021 are excluded from total occupancy numbers.

(2) Communities owned through investment in joint venture. Pro-Rata ownership is 31.3%.